UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Under §240.14a-12

The DMS Funds
(Name of Registrant as Specified In Its Charter)

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The DMS Funds

2619 Leiscz’s Bridge Road, Suite 200

Leesport, PA 19533

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 22, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 22, 2015: The Notice of Special Meeting of Shareholders and Proxy Statement are Available on the Internet at www.dmsfunds.com.

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of holders of shares of beneficial interest (the “Shareholders”) of The DMS Funds, a Pennsylvania business trust (the “Trust”), will be held on July 22, 2015 at 10:00 a.m. Eastern Time, at the offices of The DMS Funds, 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533 for the following purposes:

(1)

To elect six trustees to the Trust’s Board of Trustees to serve until his or her successor has been duly elected and qualified;

(2)

To approve the investment advisory agreement attached hereto as Appendix A between DMS Advisors, Inc. (the “Adviser”) and the Trust, on behalf of its series;

(3)

To approve the appointment of Sanville & Company, Certified Public Accountants as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

(4)

To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees has fixed the close of business on June 5, 2015 as the record date for the determination of Shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Trust’s most recent annual and semi-annual report may be ordered free of charge by any Shareholder by writing to the Trust’s Transfer Agent, Mutual Shareholder Services, LLC at 8000 Town Centre Drive, Broadview Heights, OH 44147, or by telephone at (440) 922-0066.  A copy of the Trust’s most recent semi-annual report for the period ended March 31, 2015 and the Trust’s most recent annual report for the fiscal year ended September 30, 2014 may be obtained by visiting the Trust’s website at www.dmsfunds.com.  The Trust’s most recent semi-annual report was mailed to Shareholders on June 16, 2015.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of beneficial interest of the Trust at the close of business on June 5, 2015.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of The DMS Funds by contacting Mr. Peter Kohli directly at (484) 671-3011.

By Order of the Board of Trustees,

Peter Kohli
Chairman of the Board

June 19, 2015

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.  YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.

Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

REGISTRATION

Corporate accounts	Valid Signature
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1) ABC trust account	Jane B. Doe, Trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE DMS FUNDS

2619 Leiscz’s Bridge Road, Suite 200

Leesport, PA 19533

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2015

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees of The DMS Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) to be held on July 22, 2015, at 10:00 a.m. Eastern Time at the offices of The DMS Funds, 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of beneficial interest of the Trust (the “Shareholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Shareholders on or about June 24, 2015.

The presence, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of beneficial interest of the Trust on the record date, June 5, 2015) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a later date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Shareholders can vote by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy, by the Trust’s receipt of a subsequent proxy card, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Trust prior to the Meeting and must indicate the Shareholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Trustee, “FOR” the approval of the investment advisory agreement, and “FOR” the approval of the appointment of the independent public accounting firm.

1

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Trust’s outstanding shares of beneficial interest, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposal 1), on a proposal which requires a majority, as defined under the 1940 Act, of the votes validly cast (i.e., Proposal 2) or on a proposal which requires a majority of the votes validly cast, provided a quorum is present (i.e., Proposal 3).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Trust, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of beneficial interest of the Trust of record on the close of business on June 5, 2015 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to cast one vote for each share of a Fund in the Trust registered in such person’s name, and a fractional vote for any fraction of a share.  On June 5, 2015, there were 175,069 shares of beneficial interest of the Trust issued and outstanding.  The Trust is an open-end, management investment company.

Pursuant to 15 Pa. C.S. 9503(c) and the Trust's Declaration of Trust, Section 21 - Amendments and Organic Changes, the Board of Trustees, by a majority vote, has the authority to amend the Declaration of Trust from time to time, and to restate the Declaration of Trust in its entirety. On May 29, 2015, the Board of Trustees amended the Trust’s Declaration of Trust, Section 17 – Voting by Shareholders.  Section 17 originally stated, “In any matter to be voted on by the shareholders, each shareholder shall be entitled to cast one vote for each whole dollar of net asset value represented by the shares of the Trust registered in such person’s name, and a fractional vote for any fraction of a dollar.”  The Board believed that the shareholder vote should be changed and simplified to entitle each Shareholder to cast one vote for each share of a Fund in the Trust registered in such person’s name, and a fractional vote for any fraction of a share.  The Board, by a unanimous vote amended the Declaration of Trust to state, “In any matter to be voted on by the shareholders, each shareholder shall be entitled to cast one vote for each share of a Fund in the Trust registered in such person’s name, and a fractional vote for any fraction of a share.”

A copy of the Trust’s most recent semi-annual report for the period ended March 31, 2015 and the Trust’s most recent annual report for the fiscal year ended September 30, 2014 may be obtained by visiting the Trust’s website at www.dmsfunds.com or may be ordered free of charge by any Shareholder by writing to the Trust’s Transfer Agent, Mutual Shareholder Services, LLC at 8000 Town Centre Drive, Broadview Heights, OH 44147, or by telephone at (440) 922-0066.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Trust’s most recent semi-annual report was mailed to Shareholders on June 16, 2015.

2

Required Vote for Adoption of Proposals.

Proposal 1 (to elect six Trustees to the Trust’s Board of Trustees, to be elected by the holders of shares of beneficial interest in the Trust, to serve until his or her successor has been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of shares of beneficial interest of the Trust, in person or by proxy, on such Proposal, provided a quorum is present. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all six nominees are expected to be elected as Trustees, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Proposal 2 (to approve the investment advisory agreement between DMS Advisors, Inc. and the Trust, on behalf of its series) requires the affirmative vote of (i) 67 per centum or more of the voting securities of each Fund present at the Meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Trust are present or represented by proxy or (ii) more than 50 per centum of the outstanding voting securities of each Fund of the Trust, whichever is the less.

Proposal 3 (to approve the appointment of Sanville & Company, Certified Public Accountants as the Trust’s Independent Registered Public Accounting firm for the fiscal year ending September 30, 2015) requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of beneficial interest of the Trust, in person or by proxy, on such Proposal provided a quorum is present.

3

PROPOSAL 1:  TO ELECT SIX TRUSTEES TO THE TRUST’S BOARD OF TRUSTEES TO SERVE UNTIL HIS OR HER SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

The Board of Trustees is comprised of six Trustees.  Proposal 1 relates to the election of the six current Trustees, by the Shareholders.  The Board of Trustees has nominated Peter Kohli, John McCarthy, Craig Edgerton, Helen Firestone, Kathleen Heck, and Bonnie Sekulski to be elected by the Shareholders.  Each of Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski currently serve on the Board of Trustees.  Thomas Heist, who was elected as a Trustee in 2013, resigned on June 1, 2015 and therefore will not be standing for re-election.  As of June 1, 2015, Mr. Heist became the Chief Operating Officer of the Adviser.  At a Board meeting held on May 29, 2015, the Board of Trustees was notified of Mr. Heist’s resignation.  The Board of Trustees unanimously agreed that upon the resignation of Mr. Heist that the number of members of the Board of Trustees would decrease from seven Trustees to six Trustees and Mr. Heist’s position would not be filled.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Trustees.  Each of Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski shall be elected by a plurality of the shares of beneficial interest voting at the Meeting.

At the Meeting, the Shareholders will be asked to vote for the election of Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski.  If elected, Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski will each continue to serve until his or her respective successor is duly elected and qualified.  Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski have each consented to serve as a Trustee of the Trust until his or her successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski.  The nominees named above have indicated that they will serve if elected, and the Board of Trustees has no reason to believe that the nominees will become unavailable for election as Trustees; however, if any of Messrs. Kohli, McCarthy, or Edgerton or Mmes. Firestone, Heck or Sekulski should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Kohli, McCarthy, and Edgerton and Mmes. Firestone, Heck and Sekulski must each be elected by a plurality of the votes cast by the Shareholders, present in person or represented by proxy at the Meeting, provided a quorum is present. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all six nominees are expected to be elected as Trustees, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Directors and Officers

Set forth below are the current Trustees and nominees and officers of the Trust, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them for the last five years.  Mr. Edgerton and Mmes. Firestone, Heck and Sekulski are each not considered an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).  Messrs. Kohli and McCarthy are each considered an “interested person” of the Trust within the meaning of the 1940 Act (an “Interested Trustee”) because of their affiliation with the Adviser and their positions as officers of the Trust.  In the past 10 years there have been no legal proceedings against any of the Trustees, nominees or officers and no legal proceedings are pending.

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Trust Complex Overseen by Director	Other Directorships held by Director or Nominee for Director During the Past 5 Years
INTERESTED TRUSTEE NOMINEES
Peter R. Kohli** (65)	Chairman, President, Chief Executive Office, Chief Investment Officer as of 2012	Since 2012	Chairman, President and Chief Executive Officer of DMS Advisors, Inc. the investment adviser to the Trust, since inception; Registered Representative with TrustMont Securities; Principal officer of DMS Financial, Inc., an investment and retirement consulting business. Previously, executive for a regional oil company, and executive for a private leveraged buyout firm.	3	None
John McCarthy** (55)	Secretary as of 2012	Since 2012	Founder and President of InvestigatorDocs, Inc. (providing processes and systems drug testing for pharmaceutical companies); Principal consultant for Paragon Solutions	3	None

INDEPENDENT TRUSTEE NOMINEES

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Trust Complex Overseen by Director	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Craig Edgerton (55)	Independent Trustee	Since 2013	Independent entrepreneur in the energy and horticultural services industries; previously branch manager for a national landscaping firm.	3	None
Helen M. Firestone (56)	Independent Trustee	Since 2012	Controller, JMH Management (private real estate developer and restaurant chain) since 2008; prior thereto, supply chain manager for soft drink bottling company.	3	None
Kathleen P. Heck (51)	Lead Independent Trustee	Since 2012	Owner and Operations Manager, Penn Oil Co. (private chain of gas station convenience stores) since 2006. Previously advertising sales for radio station	3	None

Bonnie Sekulski (63)	Independent Trustee	Since 2013	Business owner/operator, The Hair Works	3	None

OFFICERS

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Peter Kohli (see biography above)	Chairman, President, Chief Executive Office, Chief Investment Officer as of 2012	--	--
John McCarthy (see biography above)	Secretary as of 2012	--	--
Susan E. Kohli ***(51)	Executive Vice President and Chief Compliance Officer	Since 2012

Director and Executive Vice President of DMS Advisors, Inc., the adviser to the Trust; President, Chief Executive Officer, Director and principal owner of Marshad Capital Group, Inc., parent company of the adviser; Administrative Manager, DMS Financial, Inc., investment and retirement consulting firm

Christopher M. Farah (42)	Chief Financial Officer	Since 2012	Certified Public Accountant, Principal, Farah Financial P.C.

*

The address for all Trustees and Officers is 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533.

**

Messrs. Kohli and McCarthy are each considered an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with DMS Advisors, Inc., and their positions as officers of the Trust.

***

Ms. Kohli is the spouse of Mr. Peter Kohli, the Chairman of the Trust, and is also the sibling of Mr. John McCarthy, a Trustee and Officer of the Trust.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting Shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust.  Information as of June 5, 2015 indicating the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Craig Edgerton.

After several positions with small landscape firms and corporate leaders such as Vaughn Seed Co., Union Carbide, and a subsidiary or W. R. Grace, Mr. Edgerton enjoyed a 20 year career with the second largest landscape provider in the nation. As a four time branch manager, he implemented best practices to struggling branches through an observation/review method to determine loyalty, valid purchases and other transactions. Mr. Edgerton’s effective management and control produced four outstanding and profitable branches, the highest sector nationwide. Currently, Mr. Edgerton is an independent entrepreneur with a focus on energy and various horticultural products and services.  Mr. Edgerton graduated with a Bachelor of Science degree in Ornamental Horticulture with a minor in Environmental Design from Delaware Valley College, in Doylestown, Pennsylvania.

Helen M. Firestone.

Ms. Firestone currently works as the Controller at JMH Management, which owns ViVA Restaurants and Catering Group and Tapas Lounge.  In September 2009, Ms. Firestone earned her Bachelor’s Degree in Business Management at Albright’s Accelerated Degree Completion Program.  Ms. Firestone is certified in Production and Inventory Management and earned a Six Sigma Green Belt Certification from Villanova University and is currently a Board member of their local chapter.  Ms. Firestone was employed by Cott Beverages as a Supply Chain Manager until August of 2007.

Kathleen P. Heck.

Ms. Heck is a co-owner and Operations Manager for Penn Oil Company, which is a private chain of gas station convenience stores.  Her responsibilities included overseeing daily operations at three Smart Mart gas/convenience stores.  Ms. Heck is certified in food safety through Serve Safe and holds a Bachelor’s Degree in Business Management from Susquehanna University in Selinsgrove, Pennsylvania.

Peter R. Kohli.

Mr. Kohli is the President and Chief Investment Officer of DMS Advisors, Inc., an SEC registered investment adviser. He has been involved in the securities business in various capacities, and as a financial planner since 1993. Mr. Kohli holds the Chartered Financial Consultant designation from the American College in Bryn Mawr, Pennsylvania and is a member of the Pennsylvania Financial Planning Association. Mr. Kohli holds an undergraduate degree from London University in Mathematics, and is a former Olympian.

John McCarthy.

Mr. McCarthy has over 25 years of experience in management consulting and the pharmaceutical industry. Currently he is the Director of Clinical Trials, Process Excellence for Quest Diagnostics where he is responsible for leading complex process reengineering and technology projects that improve business efficiency.  Previously, Mr. McCarthy founded a company that effectively addressed a key drug development industry issue by providing pharmaceutical companies with trained investigators with study patients.  Mr. McCarthy led the development of the business infrastructure including services, cost structure, benefits, and marketing to meet client needs.  Mr. McCarthy also held the position of General Manager of Barnett Consulting and Corporate Vice President & General Manager of PAREXEL Consulting.  While at Barnett/PAREXEL, Mr. McCarthy led the transformation of Barnett Consulting from a tactical training organization into a strategic, profitable, growth-oriented management consulting business. Mr. McCarthy directed the development of process and technology solutions and implemented financial controls that resulted in increased revenue and income margins.  In addition, Mr. McCarthy has provided operational guidance as a member of the Board of Trustees for DMS Funds.  Mr. McCarthy has a Bachelor of Science degree in Computer Science and Math from Villanova University.

Bonnie Sekulski.

Since 1985, Ms. Sekulski has owned and operated her own business, The Hair Works, a family hair salon in Sinking Spring, Pennsylvania. She graduated from the Reading High School and went on to study at the Bryland School of Cosmetology. Upon graduation she began to work at her current place of employment, and eventually purchased the business from her previous partner. Ms. Sekulski currently has two other employees and she manages all aspects of her business, including payroll.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure.  The Board currently consists of six individuals, two of whom are Interested Trustees of the Adviser.  The Chairman of the Board, Mr. Kohli, is an Interested Trustee and is the President and Chief Investment Officer of the Adviser.  The Board has determined that having the President of the Adviser to the Trust also serve as Chairman of the Board of Trustees facilitates overall guidance and direction and enhances the effectiveness of the Board.  The Chairman’s duties include, without limitation, generally presiding at all meetings of the Board, approving Board meeting schedules and agendas, facilitating communication with committee chairs, and generally serving as the Chairman of the Trust.  The Independent Trustees have also selected a “lead” Independent Trustee, whose duties include leading meetings of the Independent Trustees whenever they are required to meet without the presence of any Interested Trustees, and serving as the principal Independent Trustee contact for fund management and independent fund counsel.  Ms. Kathleen Heck is the lead Independent Trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces.  Based on each Trustee’s experience the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Trust, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee and an Investment Committee.  The responsibilities of the committees and its members are described in detail in the section entitled “Additional Information about the Board of Trustees” in this Proxy Statement.

Board’s Role in Risk Oversight of the Trust.  The Board oversees risk management for the Trust directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers.  The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities.  In addition, the Adviser and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Trustees.  No compensation is paid by the Trust to any officer or Trustee who is a director, officer or employee of the Adviser or its affiliates.  The Trust may determine in the future to pay each Independent Trustee nominal annual fees, but has not determined to do so at this time.  The Trust reimburses certain expenses of the Independent Trustees.

Code of Ethics.  The Trust and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment

Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Trust’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Trust’s management, as of June 5, 2015, the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of beneficial interest of the Trust.  The following table sets forth the aggregate dollar range of equity securities in the Trust that is owned by each Trustee, nominee for Trustee and officer as of June 5, 2015.  The information as to beneficial ownership is based on statements furnished to the Trust by each Trustee, nominee for Trustee and principal officer.

Name	Position	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in the Trust*
Craig Edgerton	Independent Trustee	$10,001-$50,000
Christopher M. Farah	Chief Financial Officer	none
Helen M. Firestone	Independent Trustee	$10,001-$50,000
Kathleen P. Heck	Lead Independent Trustee	$10,001-$50,000
Peter R. Kohli**	Interested Trustee, Chairman, President, Chief Executive Officer, Chief Investment Officer, Chief Compliance Officer	none
Susan E. Kohli***	Executive Vice President, Chief Compliance Officer	$1-$10,000
John McCarthy**	Interested Trustee, Secretary	none
Bonnie Sekuski	Independent Trustee	$10,001-$50,000

*

The Trust is comprised of three Funds.

**

Messrs. Kohli and McCarthy are each considered an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with DMS Advisors, Inc., and their positions as officers of the Trust.

***

Ms. Kohli is the spouse of Mr. Peter Kohli, the Chairman of the Trust, and is also the sibling of Mr. John McCarthy, a Trustee and Officer of the Trust.

Trustee Transactions with Trust Affiliates.  As of September 30, 2014, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 FOR THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 2: TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN DMS ADVISORS, INC. AND THE TRUST, ON BEHALF OF ITS SERIES

At the Meeting, Shareholders will be asked to approve the investment advisory agreement (“Advisory Agreement”) between DMS Advisors, Inc., a Pennsylvania corporation (“DMS” or the “Adviser”), and the Trust, on behalf of its series, the DMS NASDAQ India MidCap Index Fund, the DMS NASDAQ India Bank Index Fund and the DMS Baltic Index Fund (each a “Fund” and collectively the “Funds”).    The Advisory Agreement initially was approved on July 26, 2012 and was reapproved by the Board of Trustees on May 7, 2014 and May 29, 2015 in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the Advisory Agreement was initially and from year to year thereafter, as appropriate, has been approved by the affirmative vote of a majority of those Board members who are not parties to the Advisory Agreement or interested persons of such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval and by the affirmative vote of a majority of the entire Board of Trustees, neither management or the Board has been able to locate evidence of the approval of the Advisory Agreement by the initial sole shareholder of each Fund. As a result, the Board is now asking shareholders of each Fund to approve the Advisory Agreement.

DMS currently provides day-to-day investment management services to the Funds pursuant to the Advisory Agreement.  DMS is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”).  DMS was organized in 2011 and is a wholly owned subsidiary of Marshad Capital Group, Inc. a privately held company.  DMS only serves as the investment adviser to the Funds and does not have any individual clients.  DMS’s principal place of business is located at 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533, telephone (484) 671-2520, facsimile (484) 671-2651.  As of June 5, 2015, DMS had approximately $1.76 million of assets under management.

Under the Advisory Agreement DMS is entitled to receive an annual fee rate of 0.75% of the daily net asset value of each Fund.  DMS has waived payment of some or all of its fees as may be payable, and agrees to reimburse such amount of the expenses of each Fund, in such amounts as may permit the total expenses of each of the DMS NASDAQ India MidCap Index Fund, the DMS NASDAQ India Bank Index Fund, and the DMS Baltic Index Fund to remain no higher than an annual rate of 0.96% for the Class I Shares.  This waiver and reimbursement commitment shall continue in effect for each Fund until such time as each Fund has achieved a total net asset value of $50 million, however the expense limitation shall not terminate prior to January 31, 2016.

After fee waivers and expense reimbursements, for the fiscal year ended September 30, 2014, DMS received $0 from the Funds.

If Proposal 2 is approved, DMS will continue its role in providing day-to-day investment management services to the Funds. If Proposal 2 is not approved, the Board of Trustees will evaluate and discuss other alternatives available to each Fund including, but not limited to, resubmitting the proposal to shareholders for approval, obtaining a new investment adviser or closing and liquidating each Fund.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of DMS.  Each individual’s address is 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533.

Name	Principal Occupation with Adviser
Peter Kohli	Director, President, and Chief Investment Officer
Christopher Farah	Director and Chief Financial Officer
Susan Kohli	Director, Vice President, and Chief Compliance Officer
Jane Koenig	Director and Vice President
Ronald Hatt	Director and Vice President
Thomas Heist	Chief Operating Officer

There were no brokerage commission paid by the Funds to affiliated brokers of DMS for the fiscal year ended September 30, 2014.

A copy of the Advisory Agreement for the Funds is attached hereto as Appendix A.  The following description is only a summary.  You should refer to Appendix A for the full Advisory Agreement, and the description of the Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Advisory Services.  Under the Advisory Agreement, DMS will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Funds.  DMS may, with the prior written consent of the Board and the approval of the appropriate Fund Shareholders, if required, employ persons or entities to serve as sub-advisers to one or more Fund.

Brokerage.  The Advisory Agreement authorizes DMS to place orders or monitor the placement of orders by sub-advisers pursuant to good faith investment determinations for the Funds either directly with the respective issuers or with appropriate brokers and dealers.  In placing orders with brokers or dealers, DMS, or a sub-adviser under the supervision of DMS, will attempt to obtain the best net price and the most favorable execution of its orders.    When  DMS  or DMS’s duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price  and execution, DMS or DMS’s duly authorized sub-adviser(s) may prefer: (i) brokers and dealers who provide the Fund(s) with research advice and other services, or who recommend or sell Fund shares and (ii) brokers  who are affiliated with the Fund,    DMS or a sub-adviser; provided however, that in no instance will portfolio securities be purchased from or sold to DMS or any sub-adviser in principal transactions.

Expenses.  Under the Advisory Agreement, DMS will pay all its own expenses incurred in connection with its investment advisory services furnished to each Fund.  The costs of securities and other investments themselves (including brokerage commission and other transaction charges) purchased or sold for the Funds are not an expense of DMS, but are direct expenses of the Fund for which such transactions are undertaken.   Additionally, the Advisory Agreement

2

states that any custodial and other service fees payable by the Funds, any governmental license fees, SEC or other registration fees, foreign license or registration fees, and any taxes payable by a Fund shall be expenses of the applicable Fund and shall not be considered direct expenses of DMS.

Advisory Fees.   Under the Advisory Agreement, DMS is entitled to receive a fee of 0.75% of the average daily net assets of each of the Funds in the Trust.

Limitation of Liability.   Under the Advisory Agreement,  DMS shall not be liable for any error of judgement, mistake of law or for any other loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on DMS’s part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Advisory Agreement.

Duration and Termination.  The Advisory Agreement, after its initial approval on July 26, 2012 remained in effect until July 31, 2014.  The Advisory Agreement was then reapproved on May 7, 2014 to remain in effect until July 31, 2015 and then again on May 29, 2015 to remain in effect until July 31, 2016.  The Advisory Agreement is renewable for successive periods of one year each provided such continuance is specifically approved  annually: (a) by the affirmative vote of a majority of those Board members of the Board who are not parties to the Advisory Agreement or interested persons of such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and (b) by affirmative vote of either: (i) a  majority of the entire Board or (ii) a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of  the applicable Fund.  The Advisory Agreement may be terminated by the Fund or by the Adviser at any time upon thirty (30) days written notice, without payment of any penalty; provided however that termination by the Fund must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

Board Approval and Recommendation of the Advisory Agreement

In reaching its decision to approve the Advisory Agreement, the Trustees, including all of the Independent Trustees, met in person at a meeting held on May 29, 2015 with senior executives of the Adviser.  The Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act.

The Trustees evaluated the Advisory Agreement in light of information they had requested and received from DMS prior to the meeting.  The Trustees reviewed these materials with management of the Adviser and legal counsel to the Trust, the Adviser and the Independent Trustees.  The Independent Trustees also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present.  The Trustees considered whether the Advisory Agreement would be in the best interests of the Funds and its Shareholders and the overall fairness of the Advisory Agreement.  Among other things, the Trustees reviewed information concerning: (i) the nature, extent and quality of services to be provided by the

3

Adviser (ii) the investment performance of the Adviser with respect to each Fund, (iii) the proposed fees and expenses under the Advisory Agreement, (iv) the economies of scale expected to be achieved, and (v) the Adviser’s profitability.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Service.  The Trustees noted that the Adviser provides all investment research and analysis, portfolio management and execution decisions for each of the Funds.  The Board reviewed the background information on the key investment personnel responsible for servicing each Fund and was satisfied with their experience in managing the Fund and implementing the Adviser’s principal investment strategies.  The Board discussed the Adviser’s investment processes for each Fund.  The Trustees next reviewed the risks associated with providing investment advisory services to the Funds and the steps being taken by the Adviser to mitigate these risks.  The Board recognized and was comfortable with the Adviser’s approach to mitigating risk in regard to currency risk and risks related to investing in emerging markets.  The Adviser additionally has engaged the services of an outside compliance specialist to implement compliance policies and procedures for the Adviser and conducts on-site inspections to gain assurance that the Adviser is in compliance with all applicable policies and procedures.  The Board concluded that the Adviser will continue to provide a high level quality of service to the Funds for the benefit of each Fund’s Shareholders.

Performance.  The Trustees reviewed the performance of each of the Funds and discussed their performance relative to its peer group, Morningstar category and index.  The Board noted that each Fund has recently underperformed. The Board then looked at comparative information of other funds in the same category and noted that each Fund is still a top performer in its category and continues to perform well.  After further discussion, the Trustees concluded that each Fund’s performance was reasonable.

Fees and Expenses.  The Trustees discussed the advisory fee paid by each Fund.  The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other mutual funds of similar size.  After discussion the Trustees, concluded that the advisory fees were reasonable with respect to each Fund.

Economies of Scale.  The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for each Fund reach specific levels.  After discussion, the Board agreed that based on the current size of each Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as each Fund’s size increases.

Profitability.  The Trustees reviewed the Adviser’s financial statements.  The Board noted that the Adviser is currently not profitable but believes that the Adviser will be profitable in the near future.  After a brief discussion, the Trustees concluded that the Adviser’s lack of profitability was reasonable with respect to each Fund.

Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as

4

assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the Advisory Agreement is in the best interests of the Shareholders.

Required Vote.  The approval of the Advisory Agreement between DMS Advisors, Inc. and the Trust, on behalf of its series requires the affirmative vote of (i) 67 per centum or more of the voting securities of each Fund present at the Meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) more than 50 per centum of the outstanding voting securities of each Fund of the Trust, whichever is the less.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the vote required for the approval of the Advisory Agreement.

THE BOARD OF TRUSTEES INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 FOR THE APPROVAL OF THE ADVISORY AGREEMENT BETWEEN DMS ADVISORS, INC. AND THE TRUST, ON BEHALF OF ITS SERIES.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2 FOR THE APPROVAL OF THE ADVISORY AGREEMENT.

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PROPOSAL 3: TO APPROVE THE APPOINTMENT OF SANVILLE & COMPANY, CERTIFIED PUBLIC ACCOUNTANTS AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015

The Audit Committee of the Board of Trustees has selected, subject to Shareholder approval, Sanville & Company, Certified Public Accountants, (“Sanville”) to audit and certify financial statements of the Trust for the fiscal year ending September 30, 2015.  In connection with the audit function, Sanville will review the Trust’s Annual Report to Shareholders and the Trust’s filings with the U.S. Securities and Exchange Commission.  Sanville has served as the independent registered accounting firm for the Trust since March 21, 2012.

The Audit Committee of the Board of Trustees has adopted procedures to pre-approve the types of professional services for which the Trust may retain such auditors.  As part of the approval process the Audit Committee of the Board of Trustees considers whether the performance of each professional service is likely to affect the independence of Sanville.  No partners of Sanville have any direct or indirect financial interest in the Trust.  During the fiscal year ended September 30, 2014, and up to the date of this Proxy Statement, Sanville has not provided any non-auditing services to the Trust.

A representative of Sanville will not be present at the Meeting unless requested by a Shareholder (either in writing or by telephone) in advance of the Meeting.  Such requests should be directed to the President of the Trust.

Required Vote.  The appointment of Sanville as the Trust’s Independent Registered Public Accounting firm for the fiscal year ending September 30, 2015 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of beneficial interest of the Trust, in person or by proxy, on such Proposal provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the vote required for the appointment of Sanville.

THE BOARD OF TRUSTEES INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 FOR THE APPROVAL OF THE APPOINTMENT OF SANVILLE AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE APPOINTMENT OF SANVILLE AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015.

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Additional Information about the Board of Trustees

Board Meetings and Committees.

During the time period from January 1, 2014 to December 31, 2014, each present Trustee and nominee for Trustee attended all of the meetings of the Board and of the Committees of which he or she is a member, held since his or her respective election.  During the time period from January 1, 2014 to December 31, 2014, the Board met four times.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors and the full Board; and (v) to act as liaison between the Trust’s independent auditors and the full Board.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Trust and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom such Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

The Audit Committee currently consists of Mr. Edgerton, Ms. Firestone and Ms. Sekulski.  None of the members of the Audit Committee has any relationship to the Trust that may interfere with the exercise of his or her independence from management of the Trust.  Ms. Firestone is the Chairman of the Audit Committee. During the time period from January 1, 2014 to December 31, 2014, the Board’s Audit Committee met three times.

Investment Committee.  The Investment Committee’s principal function is to ensure that trading is executed efficiently and to reduce instances of tracking errors. The Investment Committee also oversees best practices in regard to trading and the execution of trades.  The Investment Committee currently consists of Mr. McCarthy and Ms. Heck.  Mr. McCarthy is the Chairman of

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the Investment Committee.  During the time period from January 1, 2014 to December 31, 2014, the Board’s Investment Committee met one time.

Information Concerning the Trust’s Independent Registered Public Accounting Firm

Sanville audited the Trust’s financial statements for the fiscal year ended September 30, 2014 and has been selected by the Audit Committee of the Board of Trustees as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

A representative of Sanville is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Sanville for the fiscal years ended September 30, 2014 and September 30, 2013 for professional services rendered to the Trust:

	Aggregate Total for Fiscal Year Ended September 30, 2014	Aggregate Total for Fiscal Year Ended September 30, 2013
Audit Fees	$24,000	$26,000
Audit-Related Fees	-	-
Tax Fees	-	$7,200
All Other Fees	-	-

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Sanville’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended September 30, 2013 and September 30, 2014, there were no fees billed by Sanville for other services provided to the Trust.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Trust.

Of the time expended by Sanville to audit the Trust’s financial statements for the Trust’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Sanville’s full-time, permanent employees.

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With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013, on behalf of the Trust’s service providers that relate directly to the operations and financial reporting of the Trust.

All of the services performed by Sanville, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended September 30, 2014, the aggregate fees billed by Sanville for non-audit services rendered on behalf of the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Trust is shown in the table below.

	September 30, 2014	September 30, 2013
Fund	$0	$0
Adviser	$0	$0

Audit Committee Report

The Audit Committee has met and held discussions with Sanville.  Sanville represented to the Audit Committee that the Trust’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with Sanville.  The Audit Committee also discussed with Sanville matters required to be discussed by the Public Company Accounting Oversight Board’s Statement on Auditing Standards No. 61.

Sanville also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Sanville its independence, in light of  the services Sanville is providing.

Based upon the Audit Committee’s discussion with Sanville and the Audit Committee’s review of the representations of the report of Sanville to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Trust’s Annual Report for the fiscal year ended September 30, 2014, filed with the SEC.

Respectfully submitted,

Helen Firestone, Chairman

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Other Information

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Trust’s management knew of the following persons who owned, as of June 5, 2015 5% or more of the beneficial interests of the Trust.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Shares of Beneficial Interest	Cheri Slider PO Box 58 Forest Knolls, CA 94933	10,283	10.79%

*

Percent of class is based on the number of shares of beneficial interest of the Trust outstanding as of June 5, 2015.

Shareholder Proposals

The Meeting is a special meeting of Shareholders.  Any Shareholder who wishes to submit proposals to be considered at a meeting of Shareholders should send such proposals to the Secretary of the Trust, 2619 Leiscz’s Bridge Road, Suite 200, Leesport, PA 19533.

Solicitation of Proxies

Your vote is being solicited by the Trustees of the Trust.  The cost of soliciting these proxies is approximately $100 and will be borne by the Adviser.  The Trust reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Trustees and officers of the Trust may be involved in the solicitation of proxies.  The Trust does not reimburse such persons for the solicitation of proxies.  The Trust intends to pay all costs associated with the solicitation and the Meeting.  The Trust expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 22, 2015: The Notice of Special Meeting of Shareholders and Proxy Statement are Available on the Internet at www.dmsfunds.com.

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Other Business

The Trust’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Shareholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Peter Kohli
Chairman of the Board

June 19, 2015

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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APPENDIX A

THE DMS FUNDS

MASTER INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of this 26th day of July, 2012, between The DMS Funds (the "Fund") and DMS Advisors, Inc., a Pennsylvania corporation (the "Adviser").

RECITALS

WHEREAS, the Fund is organized under the laws of the state of Pennsylvania as a business trust and intends to operate and be registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is authorized by its Declaration of Trust to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

WHEREAS,  The Fund  has authorized the issuance of shares of beneficial  interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Fund and Adviser ( the "Portfolios");

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

WHEREAS, the Fund desires to retain Adviser to act as Master Investment Advisor and to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services.

NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.

Appointment

The Fund hereby appoints Adviser to serve as Master Investment Adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement.  Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.

Delivery of Documents

The Fund has furnished Adviser with properly certified or authenticated copies of each of the following:

(a)

The Fund's Declaration of Trust as filed with the Commonwealth of Pennsylvania;

(b)

Resolutions of the Fund's Board of Trustees authorizing the appointment of Adviser and approving this Agreement;

(c)

The Fund's current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the ''1933 Act"); and

(d)

The Fund's current Prospect us and Statement of Additional Information (together called the "Prospect us").

The Fund will provide to Adviser evidence of the approval of this Agreement by the Fund's shareholders when such is available.  The Fund will also furnish to Adviser from time to time properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.

Management

Subject to the general supervision of the Fund's Board of Trustees (the "Board''), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management  with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

Adviser may, with the prior written consent of the Board and the approval of the appropriate Fund shareholders, if required, employ persons or entities to serve as sub-advisers to one or more Portfolios.   The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios.   The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser.  Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio’s investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time.  Adviser further agrees that it:

(a)

Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

(b)

Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospect us and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

(c)

Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers.   In placing orders with brokers or dealers, the Adviser, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders.  Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer:  (i) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Fund, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions; and

(d)

Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.

Services Not Exclusive

The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment adviser to any other registered investment company portfolio or fund having a similar investment objective to that of one of the Portfolios.

5.

Books and Records

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records that it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund 's request. Adviser  further agrees to preserve  for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Fund.

6.

Expenses

During the term of this Agreement Adviser will pay all its own expenses incurred in connection with its investment advisory services furnished to the Fund.  The costs of securities and other investments themselves (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios are not an expense of the Adviser, but are direct expenses of the Portfolio for which such transactions are undertaken. In addition, any custodial and other service fees payable by the Fund or any Portfolio, any governmental license fees, SEC or other registration fees, foreign license or registration fees, and any taxes payable by a Portfolio shall be expenses of the applicable Portfolio, and shall not be considered direct expenses of the Adviser.  Notwithstanding the foregoing, the Adviser may agree to pay certain expenses of certain portfolios for some amount of time, as set forth on Schedule A.

7.

Compensation

The Fund will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by  mutual agreement of the Fund.  Adviser and shareholders as applicable.   All fees payable to Adviser pursuant to this Agreement shall be computed daily at the daily equivalent of the applicable annual rate of the average daily net assets of the applicable Portfolio.  For administrative convenience, the amount due may be paid monthly, within five (5) calendar days after the month end, instead of being paid daily, subject to the modification of the payment dates as desired by mutual consent of the Fund and the Fund 's Administrator.  All parties to this Agreement do hereby expressly authorize and instruct the Fund 's Administrator to provide, in accordance with the fees set forth on Schedule A, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.

Limitation of Liability

Adviser shall not be liable for any error of judgment. mistake of law or for any other loss suffered by the Fund or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.  The foregoing limitation shall not be construed to limit any liability that may be imposed on the Adviser pursuant to any provision of the 1940 Act, the Advisers Act, or any other applicable federal securities law, or any position taken by the SEC pursuant thereto.

9.

Duration and Termination

This Agreement shall become effective as of the date first written above and. unless sooner terminated as provided herein, shall continue in effect until July 31, 2014.  Thereafter, this Agreement shall be renewable for successive periods of one year each provided such continuance is specifically approved annually:

(a)

By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval ; and

(b)

By affirmative vote of either: (i) a majority of the entire Board or (ii) a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund or the applicable Portfolio.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by Adviser at any time upon thirty (30) days written notice, without payment of any penalty; provided, however that termination by the Fund must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.

Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.

Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.   This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.

Counterparts

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.

Governing Law

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.

Notices

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery  service to the respective  parties  as follows:

If to the Fund:

If to the Adviser:

The DMS Funds

DMS Advisors. Inc.

2619 Leisez's Bridge Road

2619 Leisez's Bridge Road

Suite 200

Suite 200

Leesport, PA   19533

Leesport, PA   19533

Susan E. Kohli

Peter R. Kohli

President

President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

THE DMS FUNDS

By:

Susan E. Kohli Title:   President

DMS ADVISORS, INC.

By:

Peter R. Kohli Title:   President

SCHEDULE A

As of the date of this Schedule A, until amended as indicated by the future signature of the Fund and the Adviser below, the Fund consists of the following Portfolios:

Portfolio	Advisory Fee
The DMS NASDAQ India MidCap Index Fund	0.75% annual*
The DMS NASDAQ India Bank Index Fund	0.75% annual*
The DMS Baltic Index Fund	0.75% annual*
The DMS Thailand Select 33 Index Fund	0.75% annual*

* The fees set forth herein are subject to the Expense Limitation Agreement dated May 29, 2015.

This Schedule A Revised as of May 29, 2015

The DMS Funds

By: /s/ Peter R. Kohli, Chairman

DMS Advisors, Inc.

By: /s/ Peter R. Kohli, President

SPECIAL MEETING OF SHAREHOLDERS OF

THE DMS FUNDS

 July 22, 2015

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF TRUSTEES), “FOR” PROPOSAL 2 (THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT), “FOR” PROPOSAL 3 (THE APPOINTMENT OF THE TRUST’S INDEPENDENT PUBLIC ACCOUNTING FIRM), AND "FOR" PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	To elect six trustees to the Trust’s Board of Trustees to serve until his or her successor has been duly elected and qualified.

NOMINEES:

/  /

FOR ALL NOMINEES

/  /

Peter Kohli

WITHHOLD AUTHORITY

/  /

John McCarthy

/  /

FOR ALL NOMINEES

/  /

Craig Edgerton

/  /

FOR ALL EXCEPT

/  /

Helen Firestone

(See instructions below)

/  /

Kathleen Heck

/  /

Bonnie Sekulski

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: o

2.	To approve the investment advisory agreement between DMS Advisors, Inc. and the Trust, on behalf of its series.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
3.		To approve the appointment of Sanville & Company, Certified Public Accountants as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Special Meeting of Shareholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Special Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF SHAREHOLDER	DATE

SIGNATURE OF SHAREHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.